EXHIBIT 23.5

                       MCDIRMID, MIKKELSEN & SECREST, P.S.
                          Certified Public Accountants

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement of ASHA Corporation on form SB-2 of our report dated January 11, 1996.


                                    /s/ McDirmid, Mikkelsen & Secrest, P.S.
                                            MCDIRMID, MIKKELSEN & SECREST, P.S.


Spokane, Washington
May 29, 1997